CSFB High Yield Conference Investor Presentation New York, NY Nov 18, 2004

Peter J. Quandt-Chairman and Chief Executive Officer Paul J. Crecca-EVP and Chief Financial Officer Senior Management Representatives

Leading publisher of products for the Education and Library markets Formed in 1997; acquired businesses between 1997-2004 All businesses have operating histories in excess of 20 years Offers more than 12,700 proprietary titles (84% of 2003 revenue) Over 10,000 backlist titles 150,000 customers Company Overview LTM Sept 2004 Revenue-$176.9m (1) Education Library 28% 15% LTM September 2004 Adj. EBITDA of $51.2m (1, 2) representing margin of 29.0% Includes acquisition of Buckle Down from April 15, 2004. Excludes non-recurring HCC expenses of $3.5m.

Business Strategy Acquire businesses at reasonable multiples with a #1 or leading position in growing niches of education and library publishing market Extend market leadership position by leveraging propriety content and product development capability Develop product extensions Introduce completely new product lines Build highly effective multi-tiered sales and marketing functions Extensive market research/customer intelligence Professionally managed direct sales forces In-house telesales efforts Highly targeted direct marketing/catalogs Maximize operating efficiencies Achieve critical mass and grow businesses organically to position HCC for IPO

Business Segment Overview Supplemental reading materials for grades K-9 State specific test preparation materials for grades K-12 Audio reviews of medical literature for physicians Description Education: Unabridged audio books Non-fiction library books in series for children and young adults Library: Buckle Down

Investment Highlights Leading Positions in High Growth Publishing Markets Number 1 in three of our markets and top 3 in remaining two Diversified Business and Customer Mix Over 25,000 products and 150,000 customers Extensive Proprietary Content - 84% of revenue Superior Product Development Capabilities Investing 8% of sales on product development and rarely need to write off unsuccessful product development efforts Strong Recurring Revenue Streams Over 90% of proprietary revenue from subscription products or backlist books Successful at completing and implementing strategic business acquisitions Revenue and EBITDA CAGR of 40% and 81%, respectively, over the last 6 years (GAAP basis)

Leading Positions in High Growth Markets Sundance/Newbridge Leading 1970 Triumph Learning #1 1963 Oakstone Publishing #1 1975 Recorded Books #1 1979 Chelsea House Leading 1966 Business Market Year Segment Position Founded The Company's leading market positions, coupled with its strong brand recognition and reputation for quality, creates significant barriers to entry

Diversification on Many Levels Balanced between the Education and Library markets Five distinct business segments Markets Served Products Offered Reading books, workbooks, study guides, audiobooks and newsletters Over 25,000 proprietary and non-proprietary titles Customers Reached Over 150,000 customers: teachers, public and school libraries, school systems and state municipalities Largest customer less than 3% of revenue

Extensive Proprietary Content Sundance/Newbridge 73% Triumph/Buckle Down 100 Oakstone 100 Recorded Books 91 Chelsea House 100 Total 84% 2003 Revenue Contribution from Proprietary Titles Proprietary content establishes recognized brands, facilitates introduction of new products and creates barriers to entry

(1) Excludes Oakstone. Number of Proprietary Titles(1) Invests more than 8% of revenue annually Successful track record of converting new titles to backlist High return on investment with minimal write-offs of capitalized amounts The Company invests significant resources in new product development Superior Product Development Capabilities 2000 2003 7900 12500 CAGR: 16.5%

Strong Recurring Revenue Streams Sundance/Newbridge 2,001 97% - Triumph Learning 1,359 85 - Oakstone NA - 100 % Recorded Books 4,796 83 38 Chelsea House 2,507 64 - Total 10,663 86% # of Business Segment Backlist Titles Backlist(1) Subscription (1) Proprietary title, non-subscription revenue only. % of 2003 Revenue Strong backlist and high subscription renewal rates generate substantial recurring revenue

Favorable Long-Term Industry Fundamentals No Child Left Behind Act Focuses on state-level accountability testing Authorizes $24 billion for educational funding Mandatory testing in reading and math every year for grades 3-8 and once in high school beginning in fall 2005 Mandatory testing in science once in grade school, middle school, and high school beginning in fall 2007 Supplemental education materials have favorable characteristics Lower investments and higher margins than basals Shorter development cycles enables quick response to market needs Steadier funding, more local funding and more affordable Often longer product cycles Despite current softness, long-term industry fundamentals remain positive for the supplemental education market

Short-term Market Outlook Association of American Publishers (AAP) ElHi reported modest 2.5% growth Dec 2003 YTD, after falling 5% in 2002. Peter Appert of Goldman Sachs predicted in Feb 2004 that K- 12 sales would fall 6% in 2004 before rising 10% in 2005. AAP reported overall K-12 educational publishing sales down 1%

Education Market Appears to be Brightening Association of American Publishers reports supplemental sales up 11.8% through September 2004 YTD May 2nd New York Times reported State tax collections up for the first time in 3 years 32 states will finish fiscal 2004 with surpluses State expenditures will grow 2.8% in fiscal 2005, after growing 0.6% last year (compared to an average of 6.2% annually over the previous 26 years) Book Industry Study Group projected in May the Elhi segment to have strongest long- term prospects in all book publishing and to grow at an annual rate of 6% over the next five years. Association of American Publishers project in June that K-12 educational publishing to grow at average rate of 5% through 2007 HCC revenue 9 months Sept 2004 grew 11.9% -- 7.8% excluding the acquisition of Buckle Down

Acquisition of Options Publishing Fast-growing publisher of K-8 reading, math and literature supplemental education materials and intervention programs Definitive agreement signed Nov 11, 2004 Pending HSR, closing expected in Dec 2004 Founded in 1992 by Barbara Russell, current CEO Russell will be staying on as CEO Company has invested heavily in new product development and sales & marketing - and has been very successful in these investments Title I, Reading First funds, and NCLB all benefit Options Approx. 50 employees located in Merrimack, NH - where the business will remain as a stand-alone unit of HCC

Financial Review

3rd Quarter September 2004/2003 (1) ($ in millions) Includes acquisition of Buckle Down from April 15, 2004. Q3 2003 and Q3 2004 excludes non-recurring costs of $0.2 million and $0.8 million, respectively.

9 Months Year to Date 2004/2003 (1) ($ in millions) Includes acquisition of Buckle Down from April 15, 2004. YTD 2003 and YTD 2004 excludes non-recurring costs of $2.9 million and $3.4 million, respectively.

Capital Structure ($ in millions)

Conclusion Leading Positions in High Growth Publishing Markets Diversified Business and Customer Mix Extensive Proprietary Content Superior Product Development Capabilities Strong Recurring Revenue Streams Favorable Long-Term Industry Fundamentals Strong Financial Performance Experienced Management Team

Safe Harbor Statement Today's presentation and discussion may have contained forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "intends," "estimates," or similar expressions are intended to identify these forward-looking statements. These statements are based on Haights Cross' current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements.